Exhibit 10.11

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Sales Contract

Contract No. JINKO0812130001-WZW Date: 2008-12-13 Signed at: Shanghai, China

Supplier:	Jiangxi Jinko Solar Co., Ltd.	(Hereinafter referred to as “Party A”)

Address:	Jinko Road, Xuri District, Shangrao Economic Development Zone, Jiangxi Province

Tel:	+86-21-68760633-8026

Fax:	+86-21-68761115

Mobile:	+86-013524145808

Email:	rudy@jinkosolar.com

Demander:	Win-Korea Trading PTY., LTD	(Hereinafter referred to as “Party B”)

Address:	620-6 Ongnyeon-Dong, Yeonsu-Gu, Incheon-City, Korea

Tel:	+82-32-543-5981

Fax:	+82-32-543-5983

Email:	Junghyun4905@hotmail.com

Both parties agreed on the following terms upon friendly consultation:

I.	Product name, Specification and Quantity:

Product name	Unit price (CIF Korea) (USD)	Quantity (pcs)	Amount/M (USD)	6 months’ amount (USD)	One year’s amount (USD)	Remark (Contract Period)

156 Multi wafer	****	****	****	****	****	2009. ****-2009. ****

Total Amount: ****					****

1.	During the contract period, the two parties may enter into any other contracts upon consultation according to productivity increase of Party A and requirement of Party B.

II.	Quality Requirements, Technical Standards and Quality Disputes

1.	Quality requirements and technical standards:

Conduction type: ****	Square angle: ****

Microcrystal: ****	Resistivity: ****

Dimension: ****	Diagonal line length: ****

Average Center Thickness per 10,000pcs: ****

Minority Carrier lifetime: ****

TTV: ****	Dislocation density: ****

Carbon Content: **** Oxygen Content: **** Saw depth: ****

Edge Chips: ****

Warp: ****

**** Confidential material omitted and filed separately with the Commission.

For other uncovered matters, please refer to industrial standards.

2.	Quality Disputes

In case of any quality discrepancy, Party B shall inform Party A in writing and provide written test report and result as well as product track number of Party A. If Party A has any objections, after inspection by its own quality control department, on test report and result submitted by Party B, Party A shall send Party B written feedback and relevant evidence within **** days; otherwise Party A will be deemed in agreeing to quality issues raised by Party B. If Party A identifies after testing the issues as attributed to its own product and quality problems, it shall, for bulk purchase, immediately arrange for exchanging or returning of defective products; and for small quantity, exchange the products at next delivery. All fees incurred shall be borne by Party A.

However, a defective percentage less than **** (excluding stress wafer) shall be regarded as normal conveyance loss out of the scope of replacement and returning. Quality problems due to improper operation of Party B during inspection and production is not covered by Party A.

****	Confidential material omitted and filed separately with the Commission.

III.	Inspection Methods and Time Limit for Objection: In the case that Party B finds any quality problems according to contracted technical standard, objection shall be sent to Party A within **** days after receipt of products. If no written objection is raised within the period, it is deemed that the quality of Party A’s products is qualified with contract requirements.

IV.	Packaging Standard: A. Wafers are kept sealed in ****. B. Each **** contains **** wafers. C. **** are packed in polyethylene foam packing to absorb transit handling shocks.

V.	Time, Place and Manner of Delivery

1.	Time of delivery: The stipulated payment shall be made in full and in time

2.	Place of delivery: Inchon International Airport

3.	Manner of delivery: CIF Korea

VI.	Advance payment, Settlement and Deadline

1.	Party B (Buyer) agrees to pay **** before ****, 2008 as the payment of January 2009. From the **** 2009, Party B agrees to pay on **** each month, and Party A agrees to ship the wafers on **** days after getting the full payment from Party B. Each month after getting the full payment from Party B, Party A should make the shipment to Party B. Party A should ship ****pcs to Party B at January 2009, the remained **** as the deposit of Party B. And Party A should ship ****pcs per month for the next 10 months, and on **** 2009, Party A should ship ****pcs together with the remained ****pcs to Party B (Total shipment on December 2009 is 315,000pcs.). The payment term for the whole year contract is the same.

2.	Party B shall take the full payment before each shipment, and the invoice shall be issued to Party B within a week after the consignment by Party A.

3.	The term of the Contract shall be one year continuously commencing on January 1st 2009 and ending on December 31st 2010. And the price is **** from January 1st 2009 to July 1st, 2009, Party A and Party B will further discuss the price upon the situation for the next six months’ price.

****	Confidential material omitted and filed separately with the Commission.

The parties hereof may consult on renewal of the contract after expiry.

VII.	Transfer of the Ownership of Goods: The ownership of the goods shall be transferred to Party B after the delivery.

VIII.	Liability for Breach of Contract

1.	If the model, specification, and technical parameter of the goods consigned by Party A are not in accordance with the contract, Party B shall contact with Party A promptly according to the actual situation. Party A shall make confirmation and solution within **** days. If there are any goods with quality problems confirmed by Party A, Party B shall be entitled to exchange at the next delivery taking. If both parties hereof confirm in writing on product returning, Party A shall refund to Party B the amount of money for the returned products

2.	In case of Party A’s overdue delivery or Party B’s overdue payment, the defaulting party shall pay the other party the penalty of **** of the overdue product value or payment for each delayed day.

3.	Any party breaching the Agreement shall take liabilities for breach of contract and compensate for the economic loss to the other party incurred by the violation. The compensation amount shall be equal to the loss caused by the breach, including the benefits that may be acquired after fulfillment the Agreement, but shall not exceed the possible loss that should be foreseen at establishment of contract by the defaulting party.

4.	If the both parties hereof decide to terminate the Agreement after friendly consultation, Party A shall within **** working days refund to Party B the amount of money of remaining **** pcs of wafers ****; in case of failing to do that, **** of the amount for each delayed day shall be paid as a penalty.

****	Confidential material omitted and filed separately with the Commission.

5.	If Party B is of any of the following breaching activities, it shall pay a penalty to Party B as per the following provisions:

If Party B violate the Contract or fail to implement this Contract, Party A may withhold all the advance payment by Party B, and Party B shall compensate for the economic losses to Party A incurred by its no fulfillment of this Contract.

6.	If Party A is of any of the following breaching activities, it shall pay a penalty to Party B according to the following provisions: For breach of the Contract or failing to supply with products, Party A must refund all the advance payment (free of interest) by Party B within **** working days, and also bear the economic losses to Party B incurred by its failing to supply with products as required. In case that Party A fails to refund the advance payment in time, it shall pay Party B a penalty of **** of the advance payment for each delayed day.

7.	For the above terms, both parties agree ****. But from the February, if Party B does not pay within **** or Party A does not ship the wafers within **** after payment, the party is regarded as breaking the contract and need to pay 5 times as the deposit amount **** as compensation to the other party. The non-breaching party is entitled to decide whether to continue the contract or not.

****	Confidential material omitted and filed separately with the Commission.

IX.	Dispute Resolution: All disputes arising from signature and fulfillment of the Contract or relating to other business between both Parties shall be dealt with through consultation; if no agreements are reached after consultation, any party may submit for arbitration to China International Economic and Trade Arbitration Commission Shanghai Commission, and the related cost shall be born by the failing party.

X.	Confidentiality: All terms and conditions of this Contract as well as any supplement agreement shall be deemed as confidential information by both Parties and their employees, agents, representatives and consultants; Any party shall not disclose to any third party without the consent of the other party.

XI.	Force Majeure: If any of the two parties fails to perform its obligations under this Contract due to any Force Majeure event, it shall inform the other party by written notice within 15 days since occurrence of the event, and shall submit the written certification issued by relevant authority within 15 days after ending of the event, in which way the Party may be exempted from the liabilities in terms of impact of the Force Majeure event. If the Force Majeure event occurs after the delayed implementation, the defaulting party shall not be exempted from the liabilities.

XII.	Anti-fraud: If any party is found violating the principle of good faith and defrauding the other party by providing false registration materials, qualification certificate and information or covering up the truth, the defaulting party shall bear a penalty no more than USD100,000. This term does not affect the validity that the defaulting party shall take liabilities for breach of contract as stipulated in other provisions.

XIII.	Other Matters

1.	Notice: Both parties have acknowledged that addresses and fax numbers set forth in the first page of this Contract are deemed as the addresses and fax numbers for both parties to contact each other, send written notices and letters. All notices and letters which are sent by one party to the other by the listed addresses and fax numbers for the purpose of implementation of this Contract shall be deemed as successful transmission.

If either Party at any time changes its address and fax number, it shall promptly inform the other party with a written notice. In case of failing or delaying doing so, the former address and fax number shall be regarded as those for contact and communication

2.	If any consensus is reached after consultation, both Parties can enter into supplemental provisions.

XIV.	Effectiveness and Others

1.	This Contract becomes effective immediately after signing and stamping of both parties. The printed content of Contract, without modification, alteration, supplement or deletion, shall be taken as final. Any modification, alteration, supplement or deletion shall be deemed non-effective and the original content shall be taken as final.

2.	This Contract is prepared in duplicate, each party holding one with the same legal effect. This contract is written in Chinese and English versions, in case of any ambiguities, it shall be subjected to the Chinese version.

Supplier	Demander

BENEFICIARY: JIANGXI JINKO SOLAR CO., LTD. REV. BANK: BANK OF CHINA, SHANGRAO BRANCH	COMPANY NAME (STAMP): WIN-KOREA TRADING PTY., LTD
SIGNATURE/STAMP: /S/ Hong Zhang; Kangping Chen ADDRESS: 43 SHENGLI ROAD SHANGRAO JIANGXI PROVINCE, CHINA SWIFT CODE: BKCHCNBJ550 BANK ACCOUNT NO: 739153091438094014	SIGNATURE/STAMP: /S/ Jung Hyun Lee DATE: 2008-12-13 CONTACT: JUNG HYUN, LEE BANK OF DEPOSIT: ACCOUNT NO. TAX NO.

Sales Contract

Contract No. JINKO0812130001-WZW
Date: 2009-01-15
Signed at: Shanghai, China

Supplier:	Jiangxi Jinko Solar Co., Ltd.	(Hereinafter referred to as “Party A”)

Address:	Jinko Road, Xuri District, Shangrao Economic Development Zone, Jiangxi Province

Tel:	+86-21-68760633-8026

Fax:	+86-21-68761115

Mobile:	+86-013524145808

Email:	rudy@jinkosolar.com

Demander:	Win-Korea Trading PTY., LTD	(Hereinafter referred to as “Party B”)

Address:	620-6 Ongnyeon-Dong, Yeonsu-Gu, Incheon-City, Korea

Tel:	+82-32-543-5981

Fax:	+82-32-543-5983

Email:	Junghyun4905@hotmail.com

Both parties agreed on the following terms upon friendly consultation:

I.	Product name, Specification and Quantity

Product name	Unit price (FOB Shanghai) (USD)	Quantity (pcs)	Amount/M (USD)	6 months’ amount (USD)	Total amount (USD)	Remark

156 Multiwafer	****	****	****	****	****	2009. ****-2009. ****

Total Amount: ****					****

Product name	Unit price (FOB Shanghai) (USD)	Quantity (pcs)	Amount/M (USD)	6 months’ amount (USD)	One year’s amount (USD)	Remark (Contract Period)

156 Multiwafer	****	****	****	****	****	2009. ****-2010. ****

Total Amount: ****					****

1.	During the contract period, the two parties may enter into any other contracts upon consultation according to productivity increase of Party A and requirement of Party B.

****	Confidential material omitted and filed separately with the Commission.

II.	Quality Requirements, Technical Standards and Quality Disputes

1.	Quality requirements and technical standards:

Conduction type: ****	Square angle: ****

Microcrystal: ****	Resistivity: ****

Dimension: ****	Diagonal line length: ****

Average Center Thickness per 10,000pcs: ****

Minority Carrier lifetime: ****

TTV: ****	Dislocation density: ****

Carbon Content: ****	Oxygen Content: ****

Saw depth: ****

Edge Chips: ****

Warp: ****

For other uncovered matters, please refer to industrial standards.

2.	Quality Disputes

In case of any quality discrepancy, Party B shall inform Party A in writing and provide written test report and result as well as product track number of Party A. If Party A has any objections, after inspection by its own quality control department, on test report and result submitted by Party B, Party A shall send Party B written feedback and relevant evidence within **** days; otherwise Party A will be deemed in agreeing to quality issues raised by Party B. If Party A identifies after testing the issues as attributed to its own product and quality problems, it shall, for bulk purchase, immediately arrange for exchanging or returning of defective products; and for small quantity, exchange the products at next delivery. All fees incurred shall be borne by Party A.

****	Confidential material omitted and filed separately with the Commission.

However, a defective percentage less than **** (excluding stress wafer) shall be regarded as normal conveyance loss out of the scope of replacement and returning. Quality problems due to improper operation of Party B during inspection and production is not covered by Party A.

III.	Inspection Methods and Time Limit for Objection: In the case that Party B finds any quality problems according to contracted technical standard, objection shall be sent to Party A within **** days after receipt of products. If no written objection is raised within the period, it is deemed that the quality of Party A’s products is qualified with contract requirements.

IV.	Packaging Standard: A. Wafers are kept sealed in ****. B. Each **** contains **** wafers. C. **** are packed in polyethylene foam packing to absorb transit handling shocks.

V.	Time, Place and Manner of Delivery:

1.	Time of delivery: The stipulated payment shall be made in full and in time.

2.	Place of delivery: Shanghai Pudong Airport

3.	Manner of delivery: FOB Shanghai

****	Confidential material omitted and filed separately with the Commission.

VI.	Advance payment, Settlement and Deadline

1.	Party B (Buyer) agrees to pay ****, equals to ****pcs wafers’ price) before ****, 2009 as the deposit of the contract. From the ****. 2009 to ****. 2009, Party B agrees to buy ****pcs of wafers per month from Party A, Party B agrees to make payment of the ****pcs of wafers on **** of each month, Party A agrees to ship the wafers within **** days after getting the full payment from Party B. From **** 2009 to **** 2010, Party B agrees to make payment of the ****pcs of wafers on **** of each month, Party A agrees to ship the wafers within **** days after getting the full payment from Party B.

2.	Quantity: **** 2009 to **** 2009---------****pcs/month;

**** 2009 to **** 2010---------****pcs/month.

3.	Party B shall take the full payment before each shipment, and the invoice shall be issued to Party B within a week after the consignment by Party A.

4.	The term of the Contract shall be one and half year continuously commencing on January 15th 2009 and ending on July 31st 2010. And the price is **** from January 1st 2009 to June 30th, 2009, Party A and Party B will further discuss the price upon the situation for the next six months’ price.

The parties hereof may consult on renewal of the contract after expiry.

****	Confidential material omitted and filed separately with the Commission.

VII.	Transfer of the Ownership of Goods: The ownership of the goods shall be transferred to Party B after the delivery.

VIII.	Liability for Breach of Contract

1.	If the model, specification, and technical parameter of the goods consigned by Party A are not in accordance with the contract, Party B shall contact with Party A promptly according to the actual situation. Party A shall make confirmation and solution within **** days. If there are any goods with quality problems confirmed by Party A, Party B shall be entitled to exchange at the next delivery taking. If both parties hereof confirm in writing on product returning, Party A shall refund to Party B the amount of money for the returned products

2.	In case of Party A’s overdue delivery or Party B’s overdue payment, the defaulting party shall pay the other party the penalty of **** of the overdue product value or payment for each delayed day.

3.	Any party breaching the Agreement shall take liabilities for breach of contract and compensate for the economic loss to the other party incurred by the violation. The compensation amount shall be equal to the loss caused by the breach, including the benefits that may be acquired after fulfillment the Agreement, but shall not exceed the possible loss that should be foreseen at establishment of contract by the defaulting party.

4.	If the both parties hereof decide to terminate the Agreement after friendly consultation, Party A shall within **** working days refund to Party B the amount of money of remaining **** pcs of wafers (USD90,000, Say US Dollars ninety thousand only); in case of failing to do that, **** of the amount for each delayed day shall be paid as a penalty.

5.	If Party B is of any of the following breaching activities, it shall pay a penalty to Party B as per the following provisions:

If Party B violate the Contract or fail to implement this Contract, Party A may withhold all the advance payment by Party B, and Party B shall compensate for the economic losses to Party A incurred by its no fulfillment of this Contract.

6.	If Party A is of any of the following breaching activities, it shall pay a penalty to Party B according to the following provisions: For breach of the Contract or failing to supply with products, Party A must refund all the advance payment (free of interest) by Party B within **** working days, and also bear the economic losses to Party B incurred by its failing to supply with products as required. In case that Party A fails to refund the advance payment in time, it shall pay Party B a penalty of **** of the advance payment for each delayed day.

****	Confidential material omitted and filed separately with the Commission.

7.	For the above terms, both parties agree ****. But from the July, if Party B does not pay within **** or Party A does not ship the wafers within **** after payment, the party is regarded as breaking the contract and need to pay 5 times as the deposit amount (USD450,000 say US Dollars four hundred fifty thousand only) as compensation to the other party. The non-breaching party is entitled to decide whether to continue the contract or not.

IX.	Dispute Resolution: All disputes arising from signature and fulfillment of the Contract or relating to other business between both Parties shall be dealt with through consultation; if no agreements are reached after consultation, any party may submit for arbitration to China International Economic and Trade Arbitration Commission Shanghai Commission, and the related cost shall be born by the failing party.

****	Confidential material omitted and filed separately with the Commission.

X.	Confidentiality: All terms and conditions of this Contract as well as any supplement agreement shall be deemed as confidential information by both Parties and their employees, agents, representatives and consultants; Any party shall not disclose to any third party without the consent of the other party.

XI.	Force Majeure: If any of the two parties fails to perform its obligations under this Contract due to any Force Majeure event, it shall inform the other party by written notice within 15 days since occurrence of the event, and shall submit the written certification issued by relevant authority within 15 days after ending of the event, in which way the Party may be exempted from the liabilities in terms of impact of the Force Majeure event. If the Force Majeure event occurs after the delayed implementation, the defaulting party shall not be exempted from the liabilities.

XII.	Anti-fraud: If any party is found violating the principle of good faith and defrauding the other party by providing false registration materials, qualification certificate and information or covering up the truth, the defaulting party shall bear a penalty no more than USD100,000. This term does not affect the validity that the defaulting party shall take liabilities for breach of contract as stipulated in other provisions.

XIII.	Other Matters

1.	Notice: Both parties have acknowledged that addresses and fax numbers set forth in the first page of this Contract are deemed as the addresses and fax numbers for both parties to contact each other, send written notices and letters. All notices and letters which are sent by one party to the other by the listed addresses and fax numbers for the purpose of implementation of this Contract shall be deemed as successful transmission.

If either Party at any time changes its address and fax number, it shall promptly inform the other party with a written notice. In case of failing or delaying doing so, the former address and fax number shall be regarded as those for contact and communication

2.	If any consensus is reached after consultation, both Parties can enter into supplemental provisions.

XIV.	Effectiveness and Others

1.	This Contract becomes effective immediately after signing and stamping of both parties. The printed content of Contract, without modification, alteration, supplement or deletion, shall be taken as final. Any modification, alteration, supplement or deletion shall be deemed non-effective and the original content shall be taken as final.

2.	This Contract is prepared in duplicate, each party holding one with the same legal effect. This contract is written in Chinese and English versions, in case of any ambiguities, it shall be subjected to the Chinese version.

Supplier	Demander

BENEFICIARY: JIANGXI JINKO SOLAR CO., LTD.

REV. BANK: BANK OF CHINA, SHANGRAO BRANCH

ADDRESS: 43 SHENGLI ROAD SHANGRAO JIANGXI PROVINCE, CHINA

SWIFT CODE: BKCHCNBJ550

BANK ACCOUNT NO: 739153091438094014

Company Name (stamp): Win-Korea Trading PTY., LTD Signature/Stamp: Date: 2008-12-13 Contact: QU XIAOFEI Bank of Deposit: WOORI BANK Account No. 1081-500-400509 Tax No. 122-81-98991

Legal representatives (signature/stamp)

Legal representatives (Party A)	Legal representatives (Party B)

Signature: /s/ Xianhua Li	Signature: /s/ Jung Hyun Lee

Stamp:	Stamp:

Supplementary Agreement to Contract JINKO0812130001-WZW

(this “Agreement”)

Agreement Number: 2009-JK-XS-1125

Date: 2009-04-29

This Agreement made the following amendments to the items under JINKO0812130001-WZW:

WHEREAS:

The supplier and the buyer entered into the purchase and sales contract for 156 polycrystalline silicon on December 13, 2008 (the “December 13, 2008 Contract”). Whereafter, both parties reached consensus to enter into a new purchase and sales agreement on January 15, 2009 (the “January 15, 2009 Agreement”) to amend the terms regarding quantity, price, etc. under December 13, 2008 Contract. In order to clarify contractual rights and obligations, both parties hereby confirm that the January 15, 2009 Agreement, after being signed by both parties, shall substitute the December 13, 2008 Contract and constitute the sufficient and complete understanding and agreement for 156 polycrystalline silicon. All rights and obligations of both parties shall be performed according to the January 15, 2009 Agreement.

Though amicable negotiations, both parties made the following amendments to the January 15, 2009 Agreement, also known as “JINKO0812130001-WZW”:

1. With regard to the deposit refund, Jinko agreed to refund all deposit (USD ****) paid by Win-Korea to Jinko on April 29, 2009.

2. Though amicable negotiations, both parties agreed to amend the term, changing 156 polycrystalline silicon to 156 monocrystalline silicon. The unit price of monocrystalline silicon is USD****. Such amendment shall take effect on May 1, 2009.

Quality requirements and technical standards are as follows:

Conductivity Type: ****   Right Angle Deviation: **** Resistance: **** Dimension: ****

Diameter: **** Thickness: **** Crystal Orientation: **** Minority Carrier Lifetime: ****

TTV: **** Dislocation Density: ****

Carbon Content: **** Oxygen Content: **** Stria: ****

Broken Edge: Length **** Depth **** broken edges on each chip shall never be more than ****

Warping Degree: ****

For other undefined issues, please refer to industry standards.

3. Both parties agreed to renegotiate the price if the market price fluctuates beyond 5% of the abovementioned unit price.

4. Win-Korea agreed that Jinko may disclose the contracts signed by both parties for listing purpose (and only disclose the contracts in Jinko’s listing materials).

5. Both parties shall resolve other issues though amicable negotiations.

Company Name: Jinko Solar Co., Ltd.	Company Name: Win-Korea Trading PTY., LTD
Party A (Seal): /s/ Jinko Solar Co., Ltd.	Party B (Seal): /s/ Win-Korea Trading PTY., LTD
Contact: Zhang Hong / Wang Zhiwen	Contact: Qu Xiaofei

****	Confidential material omitted and filed separately with the Commission.